POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

          /s/ John J. Sweeney
                                                                                                                            (Signature)

                                                               Trustee Name:          John J. Sweeney
                                                                                               (Please Print or Type)

Date:   2/7/13

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                 /s/ Vincent Alvarez
               (Signature)

                  Trustee Name:       Vincent Alvarez
                       (Please Print or Type)

Date:     1/17/13

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                 /s/ Frances Arlene Holt Baker
                     (Signature)

                                                              Trustee Name:        Frances Arlene Holt Baker
                                                                                            (Please Print or Type)

Date:    2/5/13

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                      /s/ James Boland
             (Signature)

                           Trustee Name:     James Boland
            (Please Print or Type)

Date:   1/10/13

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                        /s/ Sean McGarvey
                                                                                                     (Signature)

                                                                  Trustee Name:    Sean McGarvey
                                                                                            (Please Print or Type)

Date:    1/7/13

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                     /s/ Kenneth E. Rigmaiden
                     (Signature)

                 Trustee Name:         Kenneth E. Rigmaiden
         (Please Print or Type)

Date:   16 January 2013

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                       /s/ Elizabeth H. Shuler
                                      (Signature)

                 Trustee Name:     Elizabeth H. Shuler
                                                                                         (Please Print or Type)

Date:    2/7/2013

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                                                                 /s/ Richard L. Trumka
                                (Signature)

  Trustee Name:        Richard L. Trumka
                                                                                            (Please Print or Type)

Date:  2-7-13

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                              /s/ Stephen Frank
               (Signature)

         Trustee Name:       Stephen Frank
              (Please Print or Type)

Date:    1/24/13

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                       /s/ Jack Quinn
              (Signature)

     Trustee Name:       Jack Quinn
                                                                                                    (Please Print or Type)

Date:    1-9-13

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                            /s/ Richard Ravitch
           (Signature)

            Trustee Name:           Richard Ravitch
               (Please Print or Type)

Date:   1/16/13

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                         /s/ Marlyn Spear
             (Signature)

        Trustee Name:     Marlyn Spear
        (Please Print or Type)

Date:   1/9/2013

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Thalia B. Lankin and Erica Khatchadourian and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                          /s/ Tony Stanley
             (Signature)

     Trustee Name:       Tony Stanley
                (Please Print or Type)

Date:    1/11/2013